SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 10, 2003

CYSIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27607	54-1698017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Blvd., Suite 400
Reston, VA 20191

(Address of Principal Executive Offices) (Zip Code)

(703) 259-2300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Exhibits.

Exhibit No.	Description

99.1	Motion To Consolidate And For Expedited Proceedings, filed with the Delaware Court of Chancery on June 10, 2003.

Item 9. Required FD Disclosure*

     Cysive, Inc. (“Cysive”) reports the commencement of several purported class action lawsuits in the Delaware Court of Chancery that seek to enjoin the consummation of the transactions contemplated by the definitive merger agreement among Cysive, Snowbird Holdings, Inc., an entity owned by Nelson A. Carbonell, Jr., Chairman, Chief Executive Officer and President of Cysive (“Snowbird”), and Snowbird Merger Sub, Inc., a wholly-owned subsidiary of Snowbird. These lawsuits name as defendants, among others, Cysive, Mr. Carbonell and Snowbird. Cysive is currently in the process of reviewing the complaints filed in connection with these lawsuits and considering an appropriate response.

     Cysive further reports that Mr. Carbonell and Snowbird have filed a motion with the Delaware Court of Chancery to consolidate and expedite the several lawsuits. This motion discloses certain information regarding (i) the status of Snowbird’s efforts to obtain financing to consummate the proposed merger and (ii) Cysive’s monthly cash losses. A copy of this motion is attached as an exhibit to this current report.

     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding Cysive’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the possibility that Cysive might not prevail in the litigation discussed in this report and other uncertainties arising in connection with the definitive merger agreement, including the possibility that the proposed merger will not be consummated. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in Cysive’s quarterly report on Form 10-Q filed with the Commission on May 15, 2003, and its other filings under the Securities Exchange Act of 1934, as amended. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Cysive is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by applicable securities laws.

*	The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Cysive under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYSIVE, INC.

By:	/s/ John R. Lund

John R. Lund Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date:	June 11, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Motion To Consolidate And For Expedited Proceedings, filed with the Delaware Court of Chancery on June 10, 2003.